UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2011

POLO RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2011, Polo Ralph Lauren Corporation (the “Company”) reported its results of operations for the fiscal quarter ended January 1, 2011.  A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On February 9, 2011, the Company also announced that its Board of Directors has declared a regular quarterly cash dividend of $0.20 per share on the Company’s Common Stock.  In addition, the Company announced that its Board of Directors has authorized an additional $250,000,000 stock repurchase program, permitting the Company to purchase shares of Class A Common Stock, subject to market conditions.  A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibits, is being furnished under Item 2.02 or Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

	EXHIBIT NO.	DESCRIPTION

	99.1	Press Release, dated February 9, 2011

	99.2	Press Release, dated February 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION

Date: February 9, 2011	By:	/s/ Tracey T. Travis
Name: Tracey T. Travis
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated February 9, 2011

99.2	Press Release, dated February 9, 2011